                                                                    EXHIBIT 99.2


            BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
                      CONSOLIDATING STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JULY 28, 2001
                                    ($ 000'S)
                                   (UNAUDITED)



                                                                           NON-DEBTORS
                                                                 -----------------------------
                                                  TOTAL DEBTORS  BLUE STAR GROUP  BSG HOLDINGS   ELIMINATIONS*  TOTAL COMPANY
                                                  -------------  ---------------  ------------   -------------  -------------
ASSETS

Current Assets:
     Cash & Cash Equivalents                        $  37,119       $  25,653       $   9,998     $        -       $  72,770
     Accounts Receivable, net                           2,122          16,995               -                         19,117
     Inventory, net                                     3,413           8,481               -                         11,894
     Prepaid expenses and other current assets         30,682           8,080               -                         38,762
                                                    ---------       ------------  ------------  -------------   --------------
          Total Current Assets                         73,336          59,209           9,998                        142,543

     Property & Equipment, net                         30,135          33,460               -                         63,595
     Intangible Assets, net                                 -               -               -                              -
     I/C Receivable from non-debtor entities           44,416         (44,416)              -              -               -
     Other Assets                                      27,268               -         177,030       (177,030)         27,268
                                                    ---------       ------------  ------------  -------------   --------------
TOTAL ASSETS                                        $ 175,155       $  48,253       $ 187,028      $(177,030)      $ 233,406
                                                    =========       ============  ============  =============   ==============

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                               $  41,655       $       -       $       -      $       -       $  41,655
     Accrued Compensation                                   -               -               -                              -
     Other accrued liabilities                         12,648               -               -                         12,648
     I/C Payables/(Receivables)                             -               -               -                              -
     Bank Debt                                        436,820               -               -                        436,820
     2003 Notes                                         4,144               -               -                          4,144
     2008 Notes                                       361,813               -               -                        361,813
     Other Liabilities                                  2,432               -               -                          2,432
                                                    ---------       ------------  ------------  -------------   --------------
Total Pre-Petition Liabilities                        859,512               -               -              -         859,512
                                                    ---------       ------------  ------------  -------------   --------------

Post Petition Liabilities
     Accounts Payable                                   2,781           4,283               -                          7,064
     Accrued Compensation                               2,239           3,648               -                          5,887
     Other accrued liabilities                         10,685          24,153           9,998                         44,836
     Other Liabilities                                      -             190               -                            190
                                                    ---------       ------------  ------------  -------------   --------------
Total Post-Petition Liabilities                        15,705          32,274           9,998              -          57,977
                                                    ---------       ------------  ------------  -------------   --------------


Total Liabilities                                     875,217          32,274           9,998              -         917,489

   Total Stockholders' Equity                        (700,062)         15,979         177,030       (177,030)       (684,083)
                                                    ---------       ------------  ------------  -------------   --------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY        $ 175,155       $  48,253       $ 187,028      $(177,030)      $ 233,406
                                                    =========       ============  ============  =============   ==============



* Eliminations consist of the elimination of the Company's investments in subsidiaries.

                                                                    EXHIBIT 99.2


     BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
              CONSOLIDATING STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED JULY 28, 2001
                            ($ 000'S)
                           (UNAUDITED)


                                                                              NON-DEBTORS
                                                                    -----------------------------
                                                     TOTAL DEBTORS  BLUE STAR GROUP  BSG HOLDINGS   ELIMINATIONS*  TOTAL COMPANY
                                                     -------------  ---------------  ------------   -------------  -------------

Net Revenues                                           $  56,318       $  37,997    $          -      $        -       $  94,315
Cost of Revenues                                          49,924          29,239               -                          79,163
                                                       ---------       ------------  ------------   ------------   --------------
     Gross Profit                                          6,394           8,758               -               -          15,152

Selling, General & Admin. Expenses                        40,827          10,190               -                          51,017
Amortization Expense                                           -               -               -                               -
Impaired asset write-offs                                   (164)              -               -                            (164)
Operating Restructuring Costs                                340             290               -                             630
                                                       ---------       ------------  ------------   ------------   --------------
     Operating Income (Loss)                             (34,609)         (1,722)              -               -         (36,331)
                                                       ---------       ------------  ------------   ------------   --------------

Other (Income)/Expense:
     Interest (Income)/Expense                            (2,199)          1,577               -                            (622)
     Unrealized Foreign Currency Transaction              32,598           7,034          (1,193)                         38,439
     Equity in Loss of Affiliates                          2,663               -               -                           2,663
     (Gain)/Loss on Sale or Closure of Businesses        239,589          70,118         274,784        (475,738)        108,753
     Other (Income)/Expense                                  624           1,240               -                           1,864
                                                       ---------       ------------  ------------   ------------   --------------
          Total Other (Income)/Expense                   273,275          79,969         273,591        (475,738)        151,097
                                                       ---------       ------------  ------------   ------------   --------------
Income (Loss) Before Provision For (Benefit From)       (307,884)        (81,691)       (273,591)        475,738        (187,428)

Provision for (Benefit From) Income Taxes                (10,509)            372          (7,901)                        (18,038)
                                                       ---------       ------------  ------------   ------------   --------------
Net Income (Loss) Before Extraordinary Items           $(297,375)      $ (82,063)      $(265,690)      $ 475,738       $(169,390)
                                                       =========       ============  ============   ============   ==============



* Eliminations consist of the elimination of the Company's investments in subsidiaries.